SUPPLEMENT DATED JULY 9, 2012

To the variable annuity prospectuses of:
Allianz VisionSM, Allianz ConnectionsSM, and Allianz Vision New YorkSM
Dated June 14, 2012 for Contracts issued on or after May 2, 2011
and
Allianz VisionSM and Allianz Vision New YorkSM
Dated June 14, 2012, for Contracts issued on or prior to April 29, 2011
ISSUED BY

Allianz Life Insurance Company of North America and Allianz Life Variable Account B or
Allianz Life Insurance Company of New York and Allianz Life of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.	Effective July 23, 2012 for Allianz VisionSM, Allianz ConnectionsSM and Allianz VisionSM New York prospectuses for Contracts issued on or after May 2, 2011

The Short Withdrawal Charge Option and No Withdrawal Charge Option are no longer available for selection for newly issued Contracts.

2.	For all Allianz VisionSM, Allianz ConnectionsSM and Allianz VisionSM New York Contracts issued on or after April 1, 2009

Section 11.a, Income Protector – Annual Increase. For Income Protector riders issued on or after July 23, 2012 the annual increase percentage is 5% and quarterly simple interest increase is 1.25%.

3.	For Allianz VisionSM, Allianz ConnectionsSM and Allianz VisionSM New York Contracts issued on or after April 30, 2012

Section 11.b, Income Focus – Income Focus Payment Overview. For Income Focus riders issued on or after July 23, 2012 the initial payment percentage table is as follows.

Initial Income Value Percentage Table
Age of the Covered Person on the Rider Effective Date for single Income Focus Payments	Initial Income Value Percentage	Age of the younger Covered Person on the Rider Effective Date for joint Income Focus Payments	Initial Income Value Percentage
45 – 64	3.25%	45 – 64	2.75%
65 – 79	3.75%	65 – 79	3.25%
80+	4.75%	80+	4.25%

PRO-004-0512
(VSN-159, CNT-062-WW, VNY-146, VSN-042, VNY-003)